SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            - - - - - - - - - - - - -

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 14, 1998

                                   TRION, INC.
             (Exact name of registrant as specified in its charter)

        Pennsylvania                0-3108               25-0922753
      (State or other         (Commission File        (I.R.S. Employer
      jurisdiction of               Number)          Identification No.)
      incorporation)


      101 McNeill Road, Sanford, North Carolina         27331-0760
      (Address of principal executive offices)          (Zip code)


Registrant's telephone number, including area code:
(919) 775-2201



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

Item 5.  Other Events.
         ------------

      On August 14, 1998, Trion, Inc., a Pennsylvania corporation ("Trion" or the "Company") entered into an Agreement and Plan of Merger ("Merger Agreement") with McLeod Russel Holdings PLC, a corporation incorporated under the laws of England and Wales ("McLeod Russel") and McLeod Russel of Pennsylvania, Inc., a Pennsylvania corporation and wholly owned subsidiary of McLeod Russel ("Sub"). Pursuant to the terms of the Merger Agreement, Sub will merge (the "Merger") with and into Trion and Trion will become a wholly owned subsidiary of McLeod Russel. The Merger Agreement and Press Release describing the Merger are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

      (c) The following Exhibits are filed with or incorporated by reference as part of this Current Report on Form 8-K:

            Exhibit No.             Description
            -----------             -----------
            2.1                     Agreement  and  Plan of  Merger  dated as of
                                    August 14, 1998 among  Trion,  Inc.,  McLeod
                                    Russel  Holdings  PLC and  McLeod  Russel of
                                    Pennsylvania, Inc.*

            99.1                    Press Release dated August 14, 1998

            * Certain exhibits and schedules to the Exhibits filed herewith have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished to the Commission upon request.




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

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 28, 1998                TRION, INC.


                                       By: /s/ Calvin J. Monsma
                                           ---------------------------
                                           Calvin J. Monsma
                                           Vice President and
                                           Chief Financial Officer and
                                           Corporate Secretary





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
                                  EXHIBIT INDEX
                                  -------------


Exhibit No.             Description
-----------             -----------
2.1                     Agreement and Plan of Merger dated as of August 14, 1998
                        among Trion, Inc., McLeod Russel Holdings PLC and McLeod
                        Russel of Pennsylvania, Inc.*

99.1                    Press Release dated August 14, 1998

* Certain exhibits and schedules to the Exhibits filed herewith have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished to the Commission upon request.







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